UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2020

Date of Report (Date of earliest event reported)

Cutera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd. Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 657-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2020, Cutera, Inc. (the “Company”) issued and sold an aggregate of 2,742,750 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price to the public of $10.50 per share, in an underwritten public offering (the “Offering”) pursuant to a Purchase Agreement dated April 16, 2020 (the “Underwriting Agreement”) by and between the Company and Piper Sandler & Co. (the “Underwriter”). The Shares include the full exercise of the Underwriter’s option to purchase an additional 357,750 shares of Common Stock pursuant to the Underwriting Agreement. Piper Sandler & Co. acted as the sole book-running manager in the Offering.

The Shares were sold pursuant to an effective registration statement on Form S-3 (File No. 333-237552) (the “Registration Statement”), which the Securities and Exchange Commission (the “SEC”) declared effective on April 14, 2020, and a prospectus dated April 14, 2020 included in the Registration Statement and a preliminary prospectus supplement and final prospectus supplement, each dated April 16, 2020.

The Company received net proceeds from the Offering of approximately $26.7 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering to fund growth initiatives, market development activities related thereto and to provide for general corporate purposes, which may include working capital, capital expenditures, clinical trials, other corporate expenses and acquisitions of complementary products, technologies or businesses. However, the Company does not have any agreements or commitments for any specific acquisitions at this time.

The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, pursuant to the terms of the Underwriting Agreement, the Company’s executive officers and directors have entered into “lock-up” agreements with the Underwriter, which generally prohibit the sale, transfer or other disposition of securities of the Company for a 90-day period, subject to certain exceptions.

The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed to by the contracting parties.

A copy of the legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the validity of the Shares issued and sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On April 16, 2020, April 16, 2020 and April 21, 2020 the Company issued press releases announcing the launch, pricing and closing of the Offering, respectively. Copies of the press releases are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The disclosures contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations with respect to the Offering, including its expected and intended use of proceeds from the Offering. These and any other forward-looking statements in this report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties associated with market conditions as well as risks and uncertainties detailed in the Company’s periodic filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended, the final prospectus supplement related to the Offering filed with the SEC on April 20, 2020, and from time to time the Company’s other investor communications. The Company is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated April 16, 2020, by and between Cutera, Inc., and Piper Sandler & Co.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in its opinion filed as Exhibit 5.1)

99.1	Press Release dated April 16, 2020.

99.2	Press Release dated April 16, 2020.

99.3	Press Release dated April 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

Date: April 21, 2020	/s/ Darren W. Alch
Darren W. Alch
Vice President, General Counsel & Corporate Secretary